Exhibit 99.3

AUDITED FINANCIAL STATEMENTS

THE COMBINED TRIAD COMPANIES
DEBTOR-IN-POSSESSION
 ● Triad Energy Corporation
●  Triad Resources, Inc.

December 31, 2008 and 2007

CONTENTS

INDEPENDENT AUDITOR'S REPORT	Page 3
COMBINED BALANCE SHEETS	4
COMBINED STATEMENTS OF OPERATIONS	6
COMBINED STATEMENTS OF SHAREHOLDERS'
EQUITY	7
COMBINED STATEMENTS OF CASH FLOWS	8
NOTES TO COMBINED FINANCIAL STATEMENTS	10

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
The Triad Companies
Marietta, Ohio

I have audited the accompanying combined balance sheets of The Combined Triad Companies (two S corporations) as described in Note A, as of December 31, 2008 and 2007, and the related combined statements of operations, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Companies' management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audits in accordance with U.S. generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of The Combined Triad Companies as of December 31, 2008 and 2007, and the results of their operations and cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

/s/ David T. Beule, CPA, CVA David T. Beule, CPA, CVA Appalachian Basin CPAs, Inc.

Canton, Ohio
May 6, 2009

213 Market Avenue North • Suite 240 • Canton, Ohio 44702
330.437.1182 • Fax 330.437.1530 • www.abbacpas.com

THE COMBINED TRIAD COMPANIES

COMBINED BALANCE SHEETS

December 31, 2008 and 2007

	2008	2007
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$711,535	$247,087
Accounts receivable	2,705,237	6,811,187
Intercompany Accounts Receivable	27,790,932	-
Notes receivable	-	17,008
Prepaid expenses	276,187	263,984
Inventories	951,960	1,955,310
TOTAL CURRENT ASSETS	32,435,851	9,294,576

FIXED ASSETS
Oil and gas properties - (successful efforts method)	86,924,818	64,474,744
Gathering systems	7,462,504	4,060,633
Land & Improvements	43,005	-
Disposal well	1,115,591	814,564
Property and equipment	8,908,467	7,480,648
	104,454,385	76,830,589
Less accumulated depletion and depreciation and amortization	15,065,387	10,643,534
	89,388,998	66,187,055
OTHER ASSETS
Loan origination fees, net of amortization	875,977	641,127
Organization fees, net of amortization	22,738	29,734
Other assets	544,917	289,141
Investments	400,819	-
Long-term notes receivable	74,535	74,535
	1,918,986	1,034,537

	$123,743,835	$76,516,168

See independent auditor's report and notes to combined financial statements.

COMBINED BALANCE SHEETS (CONTINUED)

	2008	2007
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	1,010,837	$3,790,020
Bank Overdraft	3,990	-
Accrued expenses	804,573	990,796
Fair value of derivatives	-	2,180,009
Distribution payable	1,834,633	1,334,648
Contract drilling liabilities	54,746	107,778
Current portion of long-term debt	-	537,282
TOTAL CURRENT LIABILITIES	3,708,779	8,940,533

LIABILITIES SUBJECT TO COMPROMISE	78,915,223	-

LIABILITIES - INTERCOMPANY ACCOUNTS PAYABLE	22,479,913	-
TOTAL LIABILITIES	105,103,915	8,940,533

LONG-TERM DEBT — net of current portion	-	54,886,813

FAIR VALUE OF DERIVATIVES	-	2,996,456

ASSET RETIREMENT OBLIGATION	125,934	227,910

SHAREHOLDERS' EQUITY
Common stock	9,150	9,150
Treasury stock	(5,300,000)	(5,300,000)
Paid in capital	241,700	241,700
Accumulated other comprehensive (loss)	-	(5,176,465)
Retained earnings	23,563,136	19,690,071
TOTAL SHAREHOLDERS' EQUITY	18,513,986	9,464,456
	$123,743,835	$76,516,168

See independent auditor's report and notes to combined financial statements.

THE COMBINED TRIAD COMPANIES

COMBINED STATEMENTS OF OPERATIONS

Years ended December 31, 2008 and 2007

	2008	2007
REVENUES
Oil and gas production	$33,180,589	$23,162,129
Financial hedge	(3,397,379)	(458,320)
Field operations	2,110,662	2,124,901
Other income	91,916	294,258
Gain/(loss) on sale of assets	2,236,999	47,090
Interest income	110,103	41,122
	34,332,890	25,211,180
EXPENSES
Production costs	9,027,336	5,761,786
Field operations	5,247,639	2,386,230
Exploration expense	472,898	102,875
General and administrative	3,891,814	4,123,716
Interest expense	3,833,742	3,920,406
Depreciation, depletion and amortization	5,657,818	3,634,850
	28,131,247	19,929,863
REORGANIZATION ITEM
Bankruptcy professional fees	$328,578	-
Interest income	-	-
	328,578	-
NET INCOME	$5,873,065	$5,281,317

See independent auditor's report and notes to combined financial statements.

THE COMBINED TRIAD COMPANIES

COMBINED STATEMENTS OF SHAREHOLDERS' EQUITY

Years ended December 31, 2008 and 2007

	Common stock	Treasury stock	Paid in capital	Accumulated other Comprehensive (loss)	Retained earnings

Balance at December 31, 2006	$9,150	$(5,300,000)	$241,700	-	$14,408,754
Net income	-	-	-	-	5,281,317
Change in other comprehensive (loss)	-	-	-	(5,176,465)	-
Distributions	-	-	-	-	-
Balance at December 31, 2007	9,150	(5,300,000)	241,700	(5,176,465)	19,690,071
Net income	-	-	-	-	6,201,643
Change in other comprehensive income	-	-	-	5,176,465	-
Distributions	-	-	-	-	-
Balance at December 31, 2008	$9,150	$(5,300,000)	$241,700	$-	$25,891,714

See independent auditor's report and notes to combined financial statements.

THE COMBINED TRIAD COMPANIES

COMBINED STATEMENTS OF CASH FLOWS

Years ended December 31, 2008 and 2007

	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$5,873,065	$5,281,317
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	5,999,046	3,763,764
Gain/(loss) on sale of assets	(2,236,999)	(47,090)
Changes in operating assets and liabilities:
(Increase) in accounts receivable	(23,684,982)	(2,541,099)
Decrease in notes receivable	17,008	29,963
Decrease in prepaid expenses	(12,203)	45,069
(Increase) in other assets	(1,224,359)	(548,068)
(Increase) in inventory	1,003,350	(504,358)
Increase in accounts payable and accrued expenses and asset retirement obligation	26,670,198	2,426,856
Increase (decrease) in contract drilling liabilities	(53,032)	(262,949)
Increase in distributions payable	499,985	568,194
Total adjustments	6,978,012	2,930,282
Net cash provided by operating activities	12,851,077	8,211,599

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(29,674,330)	(23,177,338)
Proceeds from sale of assets	3,050,250	64,499
Net cash used by investing activities	(26,624,080)	(23,112,839)

See independent auditor's report and notes to combined financial statements.

COMBINED STATEMENTS OF CASH FLOWS (CONTINUED)

	2008	2007
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term borrowing	16,879,785	17,062,508
Distributions to shareholders	(2,000,000)	-
Repayment of long-term debt	(642,334)	(2,056,285)
Net cash provided by financing activities	14,237,451	15,006,223

NET INCREASE (DECREASE) IN CASH AND
CASH EQUIVALENTS	464,448	104,983

CASH AND CASH EQUIVALENTS AT
BEGINNING OF YEAR	247,087	142,104

CASH AND CASH EQUIVALENTS AT
END OF YEAR	$711,535	247,087

SUPPLEMENTARY DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$3,833,742	$3,873,104

THE COMBINED TRIAD COMPANIES
DEBTOR-IN-POSSESSION
NOTES TO COMBINED FINANCIAL STATEMENTS

December 31, 2008 and 2007

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
Triad Energy Corporation (Energy) (an S Corporation) started operations in 1987. Energy is engaged in the exploration, development, and production of natural gas and crude oil, as well as, transporting, gathering and purchasing gas for resale. Energy operates within the states of Ohio and West Virginia, and Energy owns ninety-eight (98) percent of the member units of Triad Oil and Gas, Co., Ltd. (TOG) (a limited liability company) and seventy-eight (78) percent of the member units of TriTex Energy, LLC. and TriTex Resources, LLC. (limited liability companies). These investments are accounted for under the equity method of accounting by Energy. TOG owns interests in oil wells in the state of Kentucky and TriTex Energy, LLC. owns interests in oil and gas wells in the state of Texas, which are operated by TriTex Resources, LLC.

Triad Resources, Inc. (Resources) (an S corporation) started operations in 1992. Resources operates oil and gas wells in Ohio, West Virginia and Kentucky for Energy, TOG and other unrelated well owners.

The administrative offices for the companies are located in Marietta, Ohio. The primary service yards are located in Marietta, Ohio, Granny's Creek, West Virginia and Primrose, Kentucky.

On December 10, 2008 the majority owner passed away. His ownership shares have been transferred to his estate.

Petition for Relief under Chapter 11
On December 31, 2008 Triad Companies (the Debtor) filed petitions for relief under Chapter 11 of the federal bankruptcy laws of the United States Bankruptcy Court for the Southern District of Ohio. Under Chapter 11, certain claims against the Debtor in existence prior to filing of the petitions for relief under the federal bankruptcy laws are stayed while the Debtor continues business operations as Debtor-in-possession. These claims are reflected in the December 31, 2008 Balance Sheet as "liabilities subject to compromise." Additional claims (liabilities subject to compromise) may arise subsequent to the filing date resulting from rejection of executory contracts, including leases, and from the determination by the court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts. Claims secured against the Debtor's assets (secured claims) also are stayed, although the holders of such claims have the right to move the court for relief from the stay. Secured claims are secured primarily by liens on the Debtor's property, plant, and equipment.

The Debtor received approval from the Bankruptcy court to pay or otherwise honor certain of its prepetition obligations, including employee wages and debt. The Debtor has determined that there is sufficient collateral to cover the interest portion of scheduled payments on its prepetition debt obligations.

NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

  NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Principles of Combination
The combined financial statements of The Triad Companies include the accounts of Energy and Resources (the "Combined Companies"), which are related through common ownership and management. All significant intercompany transactions have been eliminated in accordance with generally accepted accounting principles, the companies included their pro-rata share of assets, liabilities, revenues and expenses of the limited liability companies.

Revenue Recognition
Revenues from the production of natural gas and oil properties in which the Combined Companies have an interest are based on the respective Company's net working and override interests. These revenues are recorded when title passes to the purchasers.

Field operations revenue is primarily derived from services provided to the wells the Combined Companies operate under contract. These charges include pumping, repairs, maintenance, salt water disposal, an allocation of general and administrative and general supervision. Revenues are recorded as the services are provided. The Combined Companies recognize gathering revenues at the time the natural gas is delivered.

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents
The Combined Companies define cash equivalents as all highly liquid debt instruments purchased with a maturity of three months or less. Accounts are insured by the Federal Deposit Insurance Corporation up to $100,000. At times during the year, Energy and Resources had cash in excess of these Federally insured limits. The Combined Companies have not experienced any losses in such accounts and believes they are not exposed to any significant credit risk on cash and cash equivalents.

Allowance for Doubtful Accounts
The Combined Companies maintain an allowance for doubtful accounts when deemed appropriate to reflect losses that could result from failures by customers or other parties to make payments on trade receivables. The estimates of this allowance, when maintained, are based on a number of factors, including historical experience, aging of the trade accounts receivable, specific information obtained on the financial condition of customers and specific agreements or negotiated amounts with customers. As of December 31, 2007 and 2006, the Combined Companies receivables were from entities and individuals in the oil and gas industry in Southeastern Ohio, Northwestern and Central West Virginia, Central Kentucky, New Mexico and Texas.

NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

  NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Notes Receivable
The notes receivable is from completed wells, and is anticipated to be collected out of well production.

Inventories
Inventories of material, pipe and supplies are carried at the lower of cost or market using the specific identification method. Crude oil inventories are stated at the lower of field lifting cost consisting of average direct third party cost per barrel, plus a per barrel depletion rate which was determined at the field level or market price using physical measurements at year-end. Inventory at December 31, 2008 and 2007 consisted of the following:

	2008	2007
Crude oil	$182,199	$226,671
Material, pipe and supplies	769,761	1,728,639
	$951,960	$1,955,310

Oil and Gas Properties
The Combined Companies utilize the successful efforts method of accounting for oil and gas properties. Under this method, property acquisition, development costs, and certain productive exploration costs are capitalized, while non-productive exploration costs, which include geological and geophysical costs, dry holes, expired leases and delay rentals, are expensed as incurred.

Depletion on developed properties is computed using the units-of-production method, using the proved estimated recoverable reserves underlying the proved producing developed oil and gas properties.

Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment by providing an impairment allowance. Those unproved oil and gas properties which are not individually significant are amortized based on the Combined Companies experience of successful drilling and average lease holding period. Capitalized costs of producing oil and gas properties, after considering estimated residual salvage values, are depreciated and depleted by the unit-of-production method. Support equipment and other property and equipment are depreciated over their estimated useful lives.

Significant estimates by the Combined Companies management are involved in determining oil and gas reserve volumes and values. Such estimates are primary factors in determining the amount of depletion expense, and whether oil and gas properties are impaired.

NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

  NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Gathering Systems
Gathering systems are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets, which range from three to twenty-two years.

Property and Equipment
Field, operating and office equipment, and a disposal well are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets, which range from five to twenty-two years.

Maintenance and repairs are charged to operations as incurred. Additions and betterments are capitalized.

Loan Origination Fees
Loan origination fees are being amortized over the term of the loans using the straight- line method. Total amortization expense recorded for the years ended December 31, 2008 and 2007 is $480,598 and $126,181, respectively.

Contract Drilling Liabilities
Resources enters into well completion contracts on behalf of joint venture investors.

Contract drilling liabilities at December 31, 2008 and 2007 represent funds advanced from joint venture investors, net of work-in-process amounts that will be applied toward the payment of future drilling costs required under these contracts.

Distribution Payable
The Combined Companies serve as operator for certain oil and gas wells in which they own a percentage interest. As the operator, the Combined Companies act as an agent for the other well owners by collecting well income and paying well expenses. The Combined Companies then distribute the well income net of operating expenses and production related taxes to the non-operating and royalty owners.

Derivatives and Hedging
The Combined Companies financial results and cash flows may be significantly impacted as commodity prices fluctuate widely in response to changing market conditions. The Combined Companies have elected to treat their crude oil derivatives as cash flow hedges. Changes in the fair value of derivative instruments that are cash flow hedges are recognized in other comprehensive income (loss) until such time as the hedged quantities are recognized in current period net income (loss).

NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED)

Derivatives and Hedging (Continued)
The relationship between the hedging instruments and the hedged items must be highly effective in achieving the offset of changes in fair values or cash flows attributable to the hedged risk, both at the inception of the contract and on an ongoing basis. Ongoing assessments of hedge effectiveness will include verifying and documenting that the critical terms of the hedge and forecasted transaction do not change. We measure effectiveness at least on a quarterly basis.

Common and Treasury Stock
As of December 31, 2008 and 2007 Triad Energy Corporation has 8,250 shares of $1 par value stack. All such shares have been issued and outstanding; 3,536 shares were acquired by the Company and are held as Treasury stock. All Treasury stock is stated at the price as which it was acquired by the Company.

As of December 31, 2008 and 2007 Triad Resources, Inc., has 2,800 shares of $1 par value stack. All such shares have been issued and outstanding; 1,200 shares were acquired by the Company and are held as Treasury stock. All Treasury stock is stated at the price as which it was acquired by the Company.

Simplified Employee Pension Plan and 401(k) and Profit-Sharing Plan
Resources maintains a qualified profit sharing retirement plan which includes a cash-or deferred savings provision under Internal Revenue Code Section 401(k). Employees must be employed on a full-time basis for three consecutive months and be eighteen years of age to participate in the plan. Participants may contribute up to 25% of their compensation to the plan. Resources contributed a safe harbor amount of 6% of gross wages of eligible employees in 2008. Resources made contributions of $576,162 and $241,832 during 2008 and 2007. Resources discontinued its employer contribution to the plan as of 12/31/2008.

Income Taxes
Energy and Resources, with consent of their shareholders, have each elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the S corporation's taxable income. Therefore, no provision or liability for Federal income taxes has been included in these financial statements.

NOTE B — SHORT-TERM DEBT

The Combined Companies have a line of credit at Peoples Banking and Trust Company for overdraft protection on its checking account. Interest is payable monthly at the rate of 13.25% and 10.00% at December 31, 2008 and 2007, respectively. The total borrowing capacity is $15,000.

NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

NOTE C — LONG-TERM DEBT

Long-term debt at December 31, 2008 and 2007 consisted of the following:

	2008	2007

Revolving Line of Credit	$69,970,000	$54,000,000
Notes Payable Shareholders	46,208	65,847
Other	8,899,015	1,358,248
	78,915,223	55,424,095
Less Current Portion	0	537,282
Liabilities Subject to Compromise	78,915,223	0
	$0	$54,886,813

On August 31, 2008, the combined Triad Companies revolving credit agreement with Keybank National Association was closed.

The loan agreement with Capital One contains restrictions, which among other things required maintenance of certain financial rations and net worth. The loan agreement also places restriction on the creation of any other debt, creation of liens on assets, the sale of assets and the payment of distributions. Under the terms of the loan agreement, if such violations exist, the loans could be immediately due and payable.

On April 18, 2007 the company entered into the First Amendment to the above credit agreement. The major provisions of the First Amendment require the Company to (i) guarantee the payment and performance of $1,500,000 note entered into on April 18, 2007 between Kean Aviation, LLC and Key Equipment Finance (the amount of said note shall not exceed $11,544,000) and (ii) guarantee other obligations of Kean Aviation to Key Equipment Finance.

The Company entered into a second Amendment to the October 10, 2006 credit agreement. This amendment, dated October 26, 2007 had a primary purpose of amending certain provisions of the original credit agreement. Under terms of the Second Amendment, the Company's consolidated leverage ratio was increased from 3.50 to 1.00 as follows:

Period	Effective Ratio
Ending on or before 12/31/2007 Ending after 12/31/2007 and on or before 03/31/2008 All periods thereafter	not greater than 4.25 to 1.00 not greater than 4.00 to 1.00 not greater than 3.50 to 1.00

NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

NOTE C — LONG-TERM DEBT (CONTINUED)

In addition to the above, the Second Agreement limited the Company's guarantee of Kean Aviation's loan to not more than $4,000.000. The Second Amendment also set the Company's borrowing base at $54,000,000, where it will remain until the next redetermination date.

Notes payable to shareholders includes interest at a rate of 10.00%. Monthly payments of principal and interest of $2,124.70 are in effect for 2007. The notes are unsecured and subordinate to primary lending institution. The outstanding principal of the note was $65,847 at December 31, 2007, of which $19,803 was considered current. Other notes payable consist mainly of equipment loans with monthly payments and interest. The interest rates on these notes vary, with none in excess of 9.24% and are secured by equipment.

NOTE D — MAJOR CUSTOMERS

The Combined Companies made sales to the following customers that individually accounted for more than 10% of total revenue:

	$	%
Customer A	5,911,871	23.45
Customer B	5,691,013	22.57
Customer C	3,724,943	14.77

NOTE E — LEASE COMMITMENTS AND TOTAL RENTAL EXPENSE

The Combined Companies lease certain buildings constituting oil and gas operations facilities located on land described in the lease agreements under two leases expiring April 30, 2012 and November 30, 2012 and equipment leases expiring between January 1, 2008 and December 06, 2015 with a related party. The leases provide that the lessee pay all property taxes, insurance, and maintenance plus an annual rental. The total minimum rental commitment at December 31, 2008 under these leases is $2,254,148 which is due as follows:

2009	$429,396
2010	385,012
2011	263,380
2012	238,380
2013	238,380
Thereafter	699,600
Total minimum rental payments	$2,254,148

The total rental expense included in the income statements for the years ended December 31, 2008 and 2007 is $701,435 and $483,710, respectively.

NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

NOTE F — COMMITMENTS AND CONTINGENCIES

The Combined Companies are involved in various lawsuits and subject to certain contingencies in the normal course of business. These proceedings are, in the opinion of management, ordinary routine matters incidental to the normal business conducted by the Combined Companies. In the opinion of management and the Combined Companies outside legal counsel, such proceedings are substantially covered by insurance, and the ultimate disposition of such proceedings are not expected to have a material adverse effect on the Combined Companies' financial position, results of operations or cash flows.

NOTE G — DERIVATIES AND HEDGING

In January, 2007 the Company entered into a commodity derivative contract to manage its exposure to crude oil price volatility. These contracts are designed as cash flow hedges. The Company's hedge position is outlined below:

Period(s)	Volume	Ceiling	Floor
October '07 through September'10	10,000 Bbls per month; total volume 360,000 bbls.	$75.40	$60.00

The above has the effect of a) setting the maximum price of $75.40 per hedged bbls, b) floating on hedges bbls between prices of $75.40 and $60.00 and c) setting a minimum price of $60.00 per hedged bbls.

All prices are based on the arithmetic average of the official NYMEX front end contract prices for West Texas Intermediate Crude for each quoted day during the month of the contracts maturity.

The changes in the fair value of the Company's hedges are recognized in other comprehensive income (loss) until such time as the hedged items impact current period income. During 2008, the Company's net loss from oil hedging was $3,397,379. At December 31, 2008 the fair value of the Company's hedged position is a liability of $2,996,456 of which all was current. As of December 31, 2008 the Company's commodity

AUDITED FINANCIAL STATEMENTS

THE COMBINED TRIAD COMPANIES
• Triad Energy Corporation
• Triad Resources, Inc.

December 31, 2007 and 2006

CONTENTS

INDEPENDENT AUDITOR'S REPORT	Page 3
COMBINED BALANCE SHEETS	4
COMBINED STATEMENTS OF OPERATIONS	6
COMBINED STATEMENTS OF SHAREHOLDERS' EQUITY	7
COMBINED STATEMENTS OF CASH FLOWS	8
NOTES TO COMBINED FINANCIAL STATEMENTS	10

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
The Triad Companies
Marietta, Ohio

I have audited the accompanying combined balance sheets of The Combined Triad Companies (two S corporations) as described in Note A, as of December 31, 2007 and 2006, and the related combined statements of operations, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Companies' management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audits in accordance with U.S. generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining,' on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of The Combined Triad Companies as of December 31, 2007 and 2006, and the results of their operations and cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

/s/ David T. Beule David T. Beule, CPA, CVA Appalachian Basin CPAs, Inc.

Canton, Ohio
February 6, 2008

213 Market Avenue North • Suite 240 • Canton, Ohio 44702
330.437.1182 • Fax 330.437.1530 • www.abbacpas.com

THE COMBINED TRIAD COMPANIES

COMBINED BALANCE SHEETS

December 31, 2007 and 2006

	2007	2006
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$247,087	$142,104
Accounts receivable	6,811,187	4,270,088
Notes receivable	17,008	46,971
Prepaid expenses	263,984	309,053
Inventories	1,955,310	1,450,952
TOTAL CURRENT ASSETS	9,294,576	6,219,168
FIXED ASSETS
Oil and gas properties - (successful efforts method)	64,474,744	44,738,489
Gathering systems	4,060,633	2,902,027
Disposal well	814,564	732,875
Property and equipment	7,480,648	5,328,315
	76,830,589	53,701,706
Less accumulated depletion and depreciation and amortization	10,643,534	7,042,051
	66,187,055	46,659,655
OTHER ASSETS
Loan origination fees, net of amortization	641,127	339,225
Organization fees, net of amortization	29,734	40,289
Other assets	289,141	163,655
Long-term notes receivable	74,535	74,535
	1,034,537	617,704

	$76,516,168	$53,496,527

See independent auditor's report and notes to combined financial statements.

COMBINED BALANCE SHEETS (CONTINUED)

	2007	2006
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$3,790,020	$1,756,544
Accrued expenses	990,796	731,427
Fair value of derivatives	2,180,009
Distribution payable	1,334,648	766,454
Contract drilling liabilities	107,778	370,727
Current portion of long-term debt	537,282	528,589
TOTAL CURRENT LIABILITIES	8,940,533	4,153,741

LONG-TERM DEBT - net of current portion	54,886,813	39,889,283

FAIR VALUE OF DERIVATIVES	2,996,456

ASSET RETIREMENT OBLIGATION	227,910	93,899

SHAREHOLDERS' EQUITY
Common stock	9,150	9,150
Treasury stock	(5,300,000)	(5,300,000)
Paid in capital	241,700	241,700
Accumulated other comprehensive (loss)	(5,176,465)
Retained earnings	19,690,071	14,408,754
	9,464,456	9,359,604
	$76,516,168	$53,496,527

THE COMBINED TRIAD COMPANIES

COMBINED STATEMENTS OF OPERATIONS

Years ended December 31, 2007 and 2006

	2007	2006
REVENUES
Oil and gas production	$23,162,129	$19,449,085
Financial hedge	(458,320)
Field operations	2,124,901	2,045,536
Other income	294,258	254,177
Gain/(loss) on sale of assets	47,090	(3,569)
Interest income	41,122	7,540
	25,211,180	21,752,769
EXPENSES
Production costs	5,761,786	5,232,962
Field operations	2,386,230	1,838,835
Exploration expense	102,875	85,401
General and administrative	4,123,716	3,155,675
Interest expense	3,920,406	2,776,011
Depreciation, depletion and amortization	3,634,850	2,507,556
	19,929,863	15,596,440

NET INCOME	$5,281,317	$6,156,329

See independent auditor's report and notes to combined financial statements.

THE COMBINED TRIAD COMPANIES

COMBINED STATEMENTS OF SHAREHOLDERS' EQUITY

Years ended December 31, 2007 and 2006

	Common Stock	Treasury Stock	Paid in capital	Accumulated other comprehensive (loss)	Retained earnings
Balance at December 31, 2005	9,150	$-	$241,700	$-	$9,452,425
Net income					6,156,329
Distributions					(1,200,000)
Purchase of treasury stock		(5,300,000)
Balance at December 31, 2006	9,150	(5,300,000)	241,700		14,408,754
Net income					5,281,317
Change in other comprehensive(loss)				(5,176,465)
Distributions
Balance at December 31, 2007	$9,150	$(5,300,000)	$241,700	$(5,176,465)	$19,690,071

See independent auditor's report and notes to combined financial statements.

THE COMBINED TRIAD COMPANIES

COMBINED STATEMENTS OF CASH FLOWS

Years ended December 31, 2007 and 2006

	2007	2006
CASH FLOWS FROM OPERATING ACTVITIES
Net income	$5,281,317	$6,156,329
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	3,763,764	2,579,354
Gain/(loss) on sale of assets	(47,090)	3,569
Changes in operating assets and liabilities:
(Increase) in accounts receivable	(2,541,099)	(2,097,892)
Decrease in notes receivable	29,963	35,627
Decrease in prepaid expenses	45,069	20,988
(Increase) in other assets	(548,068)	(452,154)
(Increase) in inventory	(504,358)	(392,191)
Increase in accounts payable and accrued expenses and asset retirement obligation	2,426,856	1,508,604
Increase (decrease) in contract drilling liabilities	(262,949)	118,946
Increase in distributions payable	568,194	69,564
Total adjustments	2,930,282	1,394,415
Net cash provided by operating activities	8,211,599	7,550,744
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(23,177,338)	(17,615,741)
Proceeds from sale of assets	64,499	56,409
Net cash used by investing activities	(23,112,839)	(17,559,332)

See independent auditor's report and notes to combined financial statements.

COMBINED STATEMENTS OF CASH FLOWS (CONTINUED)

	2007	2006
CASH FLOWS FROM FINANCING ACTIVITIES
Purchase of treasury stock	-	(5,300,000)
Proceeds from long-term borrowing	17,062,508	51,207,522
Distributions to shareholders	-	(1,200,000)
Repayment of long-term debt	(2,056,285)	(34,861,204)
Net cash provided by financing activities	15,006,223	9,846,318

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	104,983	(162,270)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	142,104	304,374

CASH AND CASH EQUIVALENTS AT END OF YEAR	$247,087	$142,104

SUPPLEMENTARY DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$3,873,104	$2,716,011

THE COMBINED TRIAD COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

December 31, 2007 and 2006

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
Triad Energy Corporation (Energy) (an S corporation) started operations in 1987. Energy is engaged in the exploration, development, and production of natural gas and crude oil, as well as, transporting, gathering and purchasing gas for resale. Energy operates within the states of Ohio and West Virginia, and Energy owns ninety-eight (98) percent of the member units of Triad Oil and Gas, Co., Ltd. (TOG) (a limited liability company) and seventy-eight (78) percent of the member units of TriTex Energy, LLC. and TriTex Resources, LLC. (limited liability companies). These investments are accounted for under the equity method of accounting by Energy. TOG owns interests in oil wells in the state of Kentucky and TriTex Energy, LLC. owns interests in oil and gas wells in the state of Texas, which are operated by TriTex Resources, LLC.

Triad Resources, Inc. (Resources) (an S corporation) started operations in 1992. Resources operates oil and gas wells in Ohio, West Virginia and Kentucky for Energy, TOG and other unrelated well owners.

The administrative offices for the companies are located in Marietta, Ohio. The primary service yards are located in Marietta, Ohio, Granny's Creek, West Virginia and Primrose, Kentucky.

Principles of Combination
The combined financial statements of The Triad Companies include the accounts of Energy and Resources (the "Combined Companies"), which are related through common ownership and management. All significant intercompany transactions have been eliminated in accordance with generally accepted accounting principles, the companies included their pro-rata share of assets, liabilities, revenues and expenses of the limited liability companies.

Revenue Recognition
Revenues from the production of natural gas and oil properties in which the Combined Companies have an interest are based on the respective Company's net working and override interests. These revenues are recorded when title passes to the purchasers.

Field operations revenue is primarily derived from services provided to the wells the Combined Companies operate under contract. These charges include pumping, repairs, maintenance, salt water disposal, an allocation of general and administrative and general supervision. Revenues are recorded as the services are provided. The Combined Companies recognize gathering revenues at the time the natural gas is delivered.

NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents
The Combined Companies define cash equivalents as all highly liquid debt instruments purchased with a maturity of three months or less. Accounts are insured by the Federal Deposit Insurance Corporation up to $100,000. At times during the year, Energy and Resources had cash in excess of these Federally insured limits. The Combined Companies have not experienced any losses in such accounts and believes they are not exposed to any significant credit risk on cash and cash equivalents.

Allowance for Doubtful Accounts
The Combined Companies maintain an allowance for doubtful accounts when deemed appropriate to reflect losses that could result from failures by customers or other parties to make payments on trade receivables. The estimates of this allowance, when maintained, are based on a number of factors, including historical experience, aging of the trade accounts receivable, specific information obtained on the financial condition of customers and specific agreements or negotiated amounts with customers. As of December 31, 2007 and 2006, the Combined Companies receivables were from entities and individuals in the oil and gas industry in Southeastern Ohio, Northwestern and Central West Virginia, Central Kentucky, New Mexico and Texas.

Notes Receivable
The notes receivable is from completed wells, and is anticipated to be collected out of well production.

NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Inventories
Inventories of material, pipe and supplies are carried at the lower of cost or market using the specific identification method. Crude oil inventories are stated at the lower of field lifting cost consisting of average direct third party cost per barrel, plus a per barrel depletion rate which was determined at the field level or market price using physical measurements at year-end. Inventory at December 31, 2007 and 2006 consisted of the following:

	2007	2006
Crude oil	$226,671	$155,914
Material, pipe and supplies	1,728,639	1,295,038
	$1,955,310	$1,450,952

Oil and Gas Properties
The Combined Companies utilize the successful efforts method of accounting for oil and gas properties. Under this method, property acquisition, development costs, and certain productive exploration costs are capitalized, while non-productive exploration costs, which include geological and geophysical costs, dry holes, expired leases and delay rentals, are expensed as incurred.

Depletion on developed properties is computed using the units-of-production method, using the proved estimated recoverable reserves underlying the proved producing developed oil and gas properties.

Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment by providing an impairment allowance. Those unproved oil and gas properties which are not individually significant are amortized based on the Combined Companies experience of successful drilling and average lease holding period. Capitalized costs of producing oil and gas properties, after considering estimated residual salvage values, are depreciated and depleted by the unit-of-production method. Support equipment and other property and equipment are depreciated over their estimated useful lives.
Significant estimates by the Combined Companies management are involved in determining oil and gas reserve volumes and values. Such estimates are primary factors in determining the amount of depletion expense, and whether oil and gas properties are impaired.

NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Gathering Systems
Gathering systems are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets, which range from three to twenty-two years.

Property and Equipment
Field, operating and office equipment, and a disposal well are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets, which range from five to twenty-two years.

Maintenance and repairs are charged to operations as incurred. Additions and betterments are capitalized.

Loan Origination Fees
Loan origination fees are being amortized over the term of the loans using the straight- line method. Total amortization expense recorded for the years ended December 31, 2007 and 2006 is $126,181 and $70,903, respectively.

Contract Drilling Liabilities
Resources enters into well completion contracts on behalf of joint venture investors.

Contract drilling liabilities at December 31, 2007 and 2006 represent funds advanced from joint venture investors, net of work-in-process amounts that will be applied toward the payment of future drilling costs required under these contracts.

Distribution Payable
The Combined Companies serve as operator for certain oil and gas wells in which they own a percentage interest. As the operator, the Combined Companies act as an agent for the other well owners by collecting well income and paying well expenses. The Combined Companies then distribute the well income net of operating expenses and production related taxes to the non-operating and royalty owners.

Derivatives and Hedging
The Combined Companies financial results and cash flows may be significantly impacted as commodity prices fluctuate widely in response to changing market conditions. The Combined Companies have elected to treat their crude oil derivatives as cash flow hedges. Changes in the fair value of derivative instruments that are cash flow hedges are recognized in other comprehensive income (loss) until such time as the hedged quantities are recognized in current period net income (loss).

NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Derivatives and Hedging (Continued)
The relationship between the hedging instruments and the hedged items must be highly effective in achieving the offset of changes in fair values or cash flows attributable to the hedged risk, both at the inception of the contract and on an ongoing basis. Ongoing assessments of hedge effectiveness will include verifying and documenting that the critical terms of the hedge and forecasted transaction do not change. We measure effectiveness at least on a quarterly basis.

Common and Treasury Stock
As of December 31, 2007 and 2006 Triad Energy Corporation has 8,250 shares of $1 par value stack. All such shares have been issued and outstanding; 3,536 shares were acquired by the Company and are held as Treasury stock. All Treasury stock is stated at the price as which it was acquired by the Company.

As of December 31, 2007 and 2006 Triad Resources, Inc has 2,800 shares of $1 par value stack. All such shares have been issued and outstanding; 1,200 shares were acquired by the Company and are held as Treasury stock. All Treasury stock is stated at the price as which it was acquired by the Company.

Simplified Employee Pension Plan and 401(k) and Profit-Sharing Plan
Resources maintains a qualified profit sharing retirement plan which includes a cash-ordeferred savings provision under Internal Revenue Code Section 401(k). Employees must be employed on a full-time basis for three consecutive months and be eighteen years of age to participate in the plan. Participants may contribute up to 25% of their compensation to the plan. Resources contributes a safe harbor amount of 6% of gross wages of eligible employees. Resources made contributions of $241,832 and $195,334 during 2007 and 2006.

Income Taxes
Energy and Resources, with consent of their shareholders, have each elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the S corporation's taxable income. Therefore, no provision or liability for Federal income taxes has been included in these financial statements.

NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

NOTE B — SHORT-TERM DEBT

The Combined Companies have a line of credit at Peoples Banking and Trust Company for overdraft protection on its checking account. Interest is payable monthly at the rate of 13.25% and 10.00% at December 31, 2007 and 2006, respectively. The total borrowing capacity is $15,000.

NOTE C — LONG-TERM DEBT

Long-term debt at December 31, 2007 and 2006 consisted of the following:

	2007	2006
Revolving Line of Credit	$54,000,000	$39,000,000
Notes Payable Shareholders	65,847	437,452
Other	1,358,248	980,420
	55,424,095	40,417,872
Less Current Portion	537,282	528,589
Long-Term Debt	$54,886,813	$39,889,283

On October 10, 2006, the combined Triad Companies entered into a four-year revolving credit agreement with Keybank National Association. The facility amount was increased from $35 million to $125 million. The note is secured by a general lien on all corporate assets, a first mortgage on oil and gas interests and pipelines, and assignments of major oil and gas transportation contracts. The note is not guaranteed by the shareholders, but the shareholders have pledged their shares of Triad Company stock to Keybank National Association. Outstanding balances under the agreement bear interest at the Triad Companies choice of either: (1) the one, three, or six-month LIBOR plus applicable margin (1.50% to 3.00%) depending on borrower base usage. At December 31, 2007, the outstanding balance was $53,000,000 using the LIBOR option with the average rate of 8.04% (2) the bank's prime rate plus applicable margin which ranges from 0.00% to 1.00% depending on borrower base usage. At December 31, 2007 the Triad Companies has $1 million outstanding under the prime rate option at an interest rate of 8.25%.

The loan agreement with Keybank National Association contains restrictions, which among other things required maintenance of certain financial rations and net worth. The loan agreement also places restriction on the creation of any other debt, creation of liens on assets, the sale of assets and the payment of distributions. Under the terms of the loan agreement, if such violations exist, the loans could be immediately due and payable.

On April 18, 2007 the company entered into the First Amendment to the above credit agreement. The major provisions of the First Amendment require the Company to (i) guarantee the payment and performance of $1,500,000 note entered into on April 18, 2007 between Kean Aviation, LLC and Key Equipment Finance (the amount of said note shall not exceed $11,544,000) and (ii) guarantee other obligations of Kean Aviation to Key Equipment Finance.

NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

NOTE C — LONG-TERM DEBT (CONTINUED)

The Company entered into a second Amendment to the October 10, 2006 credit agreement. This amendment, dated October 26, 2007 had a primary purpose of amending certain provisions of the original credit agreement. Under terms of the Second Amendment, the Company's consolidated leverage ration was increased from 3.50 to 1.00 as follows:

Period	Effective Ratio
Ending on or before 12/31/2007	not greater than 4.25 to 1.00

Ending after 12/31/2007 and on or before 03/31/2008	not greater than 4.00 to 1.00

All periods thereafter	not greater than 3.50 to 1.00

In addition to the above, the Second Agreement limited the Company's guarantee of Kean Aviation's loan to not more than $4,000.000. The Second Amendment also set the Company's borrowing base at $54,000,000, where it will remain until the next redetermination date.

Notes payable to shareholders includes interest at a rate of 10.00%. Monthly payments of principal and interest of $2,124.70 are in effect for 2007. The notes are unsecured and subordinate to primary lending institution. The outstanding principal of the note was $65,847 at December 31, 2007, of which $19,803 was considered current.

Other notes payable consist mainly of equipment loans with monthly payments and interest. The interest rates on these notes vary, with none in excess of 9.24% and are secured by equipment.

Maturities of long-term debt are as follows:

YEAR ENDED DECEMBER 31,
2008	$537,282
2009	451,476
2010	54,274,200
2011	102,616
2012 and thereafter	58,521
$55,424,095

NOTE D — MAJOR CUSTOMERS
The Combined Companies made sales to the following customers that individually accounted for more than 10% of total revenue:

	$	%
Customer A	5,911,871	23.45
Customer B	5,691,013	22.57
Customer C	3,724,943	14.77

NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

NOTE E — LEASE COMMITMENTS AND TOTAL RENTAL EXPENSE
The Combined Companies lease certain buildings constituting oil and gas operations facilities located on land described in the lease agreements under two leases expiring April 30, 2012 and November 30, 2012 and equipment leases expiring between January 1, 2008 and December 06, 2015 with a related party. The leases provide that the lessee pay all property taxes, insurance, and maintenance plus an annual rental. The total minimum rental commitment at December 31, 2007 under these leases is $2,254,148 which is due as follows:

2008	$429,396
2009	385,012
2010	263,380
2011	238,380
2012	238,380
Thereafter	699,600
Total minimum rental payments	$2,254,148

The total rental expense included in the income statements for the years ended December 31, 2007 and 2006 is $ 483,710 and $501,415, respectively.

NOTE F — COMMITMENTS AND CONTINGENCIES
The Combined Companies are involved in various lawsuits and subject to certain contingencies in the normal course of business. These proceedings are, in the opinion of management, ordinary routine matters incidental to the normal business conducted by the Combined Companies. In the opinion of management and the Combined Companies outside legal counsel, such proceedings are substantially covered by insurance, and the ultimate disposition of such proceedings are not expected to have a material adverse effect on the Combined Companies' financial position, results of operations or cash flows.

NOTE G — DERIVATIES AND HEDGING
In January, 2007 the Company entered into a commodity derivative contract to manage its exposure to crude oil price volatility. These contracts are designed as cash flow hedges. The Company's hedge position is outlined below:

Period(s)	Volume	Ceiling	Floor
October '07 through September'10	10,000 Bbls per month; total volume 360,000 bbls.	$75.40	$60.00

The above has the effect of a) setting the maximum price of $75.40 per hedged bbls, b)floating on hedges bbls between prices of $75.40 and $60.00 and c) setting a minimum price of $60.00 per hedged bbls.

NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

NOTE G — DERIVATIES AND HEDGING (CONTINUED)
All prices are based on the arithmetic average of the official NYMEX front end contract prices for West Texas Intermediate Crude for each quoted day during the month of the contracts maturity.

The changes in the fair value of the Company's hedges are recognized in other comprehensive income (loss) until such time as the hedged items impact current period income. During 2007, the Company's net loss from oil hedging was $458,320. At December 31, 2007 the fair value of the Company's hedged position is a liability of $5,176,465 of which $2,180,009 is classified as current whereas the remainder, $2,996,456, is non-current. These amounts will be adjusted as the contracts mature.